EXHIBIT 10.4


             REAFFIRMATION AND RATIFICATION AGREEMENT AND AMENDMENT


                                                              December 28, 2005
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:


Reference is made to the (a) the Security Agreement dated as of the May 16, 2005 by Nestor Traffic Systems, Inc. ("NTSI") and Nestor, Inc. (the "Company") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Security Agreement"),
(b) the Pledge and Security Agreement dated as of May 16, 2005 between NTSI and Laurus (as amended, modified or supplemented from time to time, the "Pledge Agreement") and (c) the Subsidiary Guaranty dated as of May 16, 2005 made by NTSI in favor of Laurus(as amended, modified or supplemented from time to time, the "Subsidiary Guaranty", and together with the Security Agreement and the Pledge Agreement, the "Existing Security and Guaranty Agreements").

To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Secured Term Note, dated December 28, 2005, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "Note"), (ii) the Securities Purchase Agreement referred to in the Note (as amended, modified or supplemented from time to time, the "Purchase Agreement") and (iii) the Related Agreements referred to in, and defined in, the Purchase Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the "December Agreements"), each of the Company and NTSI hereby:

     (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the December Agreements and the documents, instruments and agreements entered into in connection therewith;

     (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, the Company and NTSI under the December Agreements are (i) "Obligations" under, and as defined in the Subsidiary Guaranty, (ii) "Obligations" under, and as defined in, the Security Agreement and (iii) "Indebtedness" under, and as defined in, the Pledge Agreement;

     (c) acknowledges, ratifies and confirms that the December Agreements are "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Security Agreement and the Pledge Agreement;

     (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty

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Agreements  are in full force and effect as of the date hereof and shall  remain in full force and effect after giving effect to the execution and effectiveness of the December Agreements;

     (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement; and

     (f) acknowledges, ratifies and confirms the grant by the Company and NTSI to Laurus of a security interest in the assets of (including the equity interests owned by) the Company and NTSI, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

     The Company, NTSI and Laurus hereby agree that this letter agreement shall constitute a "Related Agreement" under, and as defined in, the Purchase Agreement.



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     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          NESTOR TRAFFIC SYSTEMS, INC.




                                          By:_______________________________
                                             Name:
                                             Title:





                                          NESTOR, INC.




                                          By:_______________________________
                                             Name:
                                             Title:


Acknowledged and Agreed to by:


LAURUS MASTER FUND, LTD.


By:___________________________
   Name:
   Title:




                   [SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]




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